UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2004

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code (702) 222-9076

MyOffiz, Inc.

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On November 24, 2004, Nevada Fund, a subsidiary of Public Company Management Corporation (formerly MyOffiz, Inc.), exercised its conversion right with respect to a Convertible Promissory Note in the principal amount of $100,000 (the “Note”) issued by Megola, Inc.  Pursuant to the terms of the Note, Nevada Fund converted $100,000 of the principal amount and $-0- of the interest due on the Note into 1,000,000 shares of Megola’s common stock, $.001 par value per share.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

November 29, 2004

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer